Intrepid Capital Management Funds Trust
Intrepid Capital Fund – Institutional Class (Ticker: ICMVX) and Investor Class (Ticker: ICMBX)
Intrepid Income Fund – Institutional Class (Ticker: ICMUX) and Investor Class (Not Available for Sale)
February 20, 2025

Supplement to the Prospectus dated January 31, 2025

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.
Elimination of Redemption Fee

Effective as of March 21, 2025, the Funds’ 2.00% redemption fee will be eliminated.  Accordingly, all references to the redemption fee are deleted and the disclosure is revised as follows:
1. The “Shareholder Fees” tables on page 1 and page 9 are each amended to read in their entirety as follows:

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases………………………	None
Maximum deferred sales charge (load)…………….	None
Maximum sales charge (load) imposed on reinvested dividends and distributions……………………………………..…..	None
Redemption Fee…………………………………………..	None
Exchange Fee……………………………………………..	None

2. The disclosure under “Frequent Purchases and Redemptions of Fund Shares” on page 40 is amended to read in its entirety as follows:
“Frequent purchases and redemptions of a Fund’s shares may harm Fund shareholders by interfering with the efficient management of a Fund’s portfolio, increasing brokerage and administrative costs and potentially diluting the value of its shares. Accordingly, the Board of Trustees has adopted policies and procedures that discourage frequent repurchases and redemptions of shares of the Funds by reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Funds believe might engage in frequent purchases and redemptions of Fund shares.
Each Fund tracks shareholder and omnibus account subscription and redemption activity in an effort to detect any shareholders or institutions that might trade with a frequency harmful to other shareholders of the Fund.  In this regard, pursuant to Rule 22c-2 of the Investment Company Act, the Funds enter into shareholder information agreements with financial intermediaries that purchase Fund shares for omnibus accounts.  These agreements require the financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in the omnibus account.  Any non-public personal information provided to the Funds is subject to the Funds’ privacy policy.
In considering a shareholder’s trading activity, a Fund may consider, among other factors, the shareholder’s trading history, both directly and, if known, through financial intermediaries, in any of the Funds.  If frequent trading or market timing is detected, a Fund, based on its assessment of the severity of the market timing, may take one or more of the following actions: (1) advise the owner of the frequently traded account that any such future activity will cause a freezing of the account’s ability to transact subscriptions; (2) freeze the account demonstrating the activity from transacting further subscriptions; or (3) close the account demonstrating frequent trading activity.
The right to reject an order applies to any order, including an order placed from an omnibus account or a retirement plan. Due to the complexity and subjectivity involved in identifying market timing and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive. In particular, because each Fund receives purchase and sale orders through financial intermediaries that use omnibus accounts, the Funds cannot always detect market timing. As a consequence, each Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts of financial intermediaries may be limited.”
3. The disclosure under the first two paragraphs of the “Exchanging Shares” Section on page 41 is amended to read in its entirety as follows:
“Shares of each class of the Funds may be exchanged for shares in an identically registered account of the corresponding class of another Intrepid Fund at their relative NAVs (as long as you otherwise meet the investment minimum of that class). You may have a taxable gain or loss as a result of an exchange because an exchange is treated as a sale of shares for federal income tax purposes.
You may also exchange your shares to and from the First American Retail Prime Obligations Fund Class A (the “First American Fund”). Although the First American Fund is not affiliated with the Adviser, the exchange privilege is a convenient way for you to purchase shares in a money market fund in order to respond to changes in your goals or market conditions. Before exchanging into the First American Fund, you should read its prospectus. To obtain the First American Fund’s current prospectus and the necessary exchange authorization forms, call the Funds’ Transfer Agent at 1-866-996-FUND. This exchange privilege does not constitute an offering or recommendation on the part of the Funds or the Adviser of an investment in the First American Fund.”
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The date of this Supplement is February 20, 2025.

Please retain this Supplement for future reference.